UPI
WORLDWIDE NEWS, INC.
T/A UNITED PRESS INTERNATIONAL
1510 H STREET, N.W.
WASHINGTON, D.C. 20005
202-898-8000

                     SUBSCRIPTION AGREEMENT

SUBSCRIBER INFORMATION

Corporate Name:     USA RADIO NETWORK

Address:            2290 Springlake Road, Suite 107

City, State, Zip:   Dallas, TX 75234

Federal Identification Number:

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1.   PRODUCT(S): Subject to compliance by Subscriber with all of the terms of this Agreement, UPI grants to subscriber the non-exclusive right and privilege to use the "Product(s)" described in the Schedule below. These "Product(s)" are to be used for news and informational purposes only.
     Subscriber agrees that the "Product(s)" are to be used at the following "User's Location" only and by the named "Organization" only, except for the immediate distribution to Subscriber's readers, listeners, or viewers:
     User Location:      same
     Address:       same
     City, State, Zip:   same
     Contact Name:  Tom Tradup, VP/GM
     Telephone:  800-829-8111, Ext 138
     FAX:  972-241-6826

2.   START DATE:    June 1, 1998

3. TERM: This Agreement shall continue for 24 months commencing on actual initiation of service, if different from date shown in Paragraph 2.

4. RATE: Subscriber agrees to pay UPI a "Total Monthly Rate" of $10,000.00 except that during the first six months the rate shall be $7,500.00 monthly and based upon the following
     Schedule of service.

PRODUCT(S), EQUIPMENT, DELIVERY, SOFTWARE:
UPI TEXT (50%) AND AUDIO CUTS SERVICE (50%)  $10,000.00 MONTHLY

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I hereby certify that I have read and agree to be bound by all terms and conditions on the front and reverse side of this agreement. Upon the signing or upon the first receipt of the Product(s), whichever occurs first, this agreement goes into effect and binds both parties and/or their successors and
assigns.  Made this      day of              1998, in
Washington, D.C.

USA RADIO NETWORK

/s/ Thomas R. Tradup     VICE PRESIDENT & GENERAL MANAGER 3/27/98
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AUTHORIZED SIGNATURE     TITLE                              DATE
  FOR SUBSCRIBER
     Thomas R. Tradup

/s/
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ACCEPTED BY (AUTHORIZED       TITLE                    DATE
 UPI SIGNATURE)